Exhibit 99.1

Triarc Companies, Inc.
280 Park Avenue
New York, NY 10017

For Immediate Release

CONTACT:	Anne A. Tarbell
Triarc Companies, Inc.
(212) 451-3030

TRIARC TO SELL ITS CONTROLLING INTEREST IN DEERFIELD & COMPANY LLC

New York, NY, April 20, 2007 – In connection with its corporate restructuring, Triarc Companies, Inc. (NYSE: TRY; TRY.B or “Triarc”) announced today that a definitive agreement has been entered into pursuant to which Deerfield Triarc Capital Corp. (NYSE: DFR or “DFR”), a diversified financial company that is externally managed by a subsidiary of Deerfield & Company LLC (“Deerfield”), will acquire Deerfield, a Chicago-based fixed income asset manager in which Triarc owns a controlling interest.

The total consideration to be received by Triarc and other members of Deerfield is approximately $300 million, consisting of $145 million in cash, approximately 9.6 million shares of DFR common stock (having a current value of approximately $145 million), the distribution of approximately 309,000 shares of DFR common stock currently owned by Deerfield (having a current value of approximately $4.6 million), and cash distributions from Deerfield of approximately $4 million prior to the closing. The consideration to be received by the sellers is subject to adjustment under certain circumstances.

Accordingly, Triarc expects to receive a minimum of approximately $170 million in consideration for its capital interest of approximately 64% and its profits interest of at least 52% in Deerfield. As a result of the transaction, Triarc expects that it will own in excess of 10% of DFR’s common stock. The consideration to be received by Triarc is subject to adjustment under certain circumstances. The total consideration to be received by the sellers is approximately two times Deerfield’s enterprise value of approximately $145 million when Triarc purchased its control stake in July 2004.

The transaction, which is expected to close during the 2007 third quarter, is subject to customary closing conditions, including, without limitation, the receipt by DFR of financing for the cash portion of the purchase price and related transaction costs, receipt of certain third party consents and other conditions set forth in the definitive agreement, including the expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. Deerfield has the right to terminate the definitive agreement if DFR does not deliver by May 19, 2007 financing commitments for the transaction in form and substance reasonably satisfactory to Deerfield. In addition, the transaction is subject to approval by DFR stockholders representing (1) a majority of the votes cast at a meeting to approve the transaction and (2) a majority of the votes cast by stockholders not affiliated with Deerfield. A stockholders’ vote on the proposed transaction is expected to be held during the 2007 third quarter. When the transaction closes, DFR will discontinue the use of “Triarc” in its name.

Since Triarc’s acquisition of its controlling interest in July 2004, Deerfield has significantly expanded its investment advisory platform. Today, with offices in Chicago, New York and London, Deerfield is an SEC-registered fixed income alternative asset manager with strong growth potential. Deerfield specializes in credit and structured investment solutions and products, with teams dedicated to government arbitrage, bank loans, asset-backed securities, corporate debt securities, real estate and leveraged finance. In addition, since July 2004, assets under management have grown from approximately $8.1 billion to approximately $13.2 billion (including $765 million of assets relating to DFR) at December 31, 2006.

The combination of DFR with Deerfield creates a well-positioned publicly traded fixed income alternative asset manager. By internalizing its investment manager, DFR effectively aligns interests, diversifies and expands its revenue and fee income stream without the payment of management and related incentive fees and provides immediate opportunity to create an efficient, lower costing operating structure, thus creating the potential for significant capital appreciation for DFR shareholders through increased earnings, higher return on equity (ROE) and multiple expansion. This combination, furthermore, is expected to enhance Deerfield’s brand positioning in the alternative investments marketplace, thereby providing DFR with greater access to both additional capital and new talent.

The definitive agreement to sell Deerfield to DFR was the result of an extensive sale process and provides Triarc shareholders with an attractive valuation for Deerfield as well as the potential opportunity to participate in the future growth of DFR.

Following the consummation of the sale of Deerfield, Triarc’s sole operating business will be the Arby’s® restaurant business. Triarc, through its subsidiaries is the franchisor of the Arby's® restaurant system and the owner and operator of over 1,000 Arby’s restaurants. There are approximately 3,600 Arby’s restaurants worldwide.

Triarc also said that options for the shares of DFR common stock to be received upon the sale of Deerfield are under review and could include a special dividend or distribution to shareholders of such shares. In 2006, in addition to regular quarterly cash dividends, Triarc declared special extraordinary cash dividends on its outstanding common stock, totaling $0.45 per share.

Commenting on the definitive agreement, Triarc’s President and Chief Operating Officer, Peter W. May said: “Upon completion of the sale, we will have realized substantial value from our investment in Deerfield. In the last several years, we have worked closely with Greg Sachs and his team at Deerfield to expand its unique alternative assets platform. We are proud of what we have accomplished with the Deerfield team.”

May added: “Upon the consummation of the Deerfield transaction, Triarc will be one step closer towards finalizing our corporate restructuring that seeks to unlock the significant value of our two key businesses, Deerfield and Arby’s. We expect to update our shareholders on other matters related to our corporate restructuring as soon as practicable.”

Commenting on Arby’s, Triarc’s Chairman and Chief Executive Officer, Nelson Peltz said: “Roland Smith and his talented team have worked diligently over the last year to prepare for the coming months when Triarc will be a restaurant company. We are excited about the evolution of Triarc into a publicly traded restaurant company given its potential for growth, its strong cash flow generation, its best-in-class restaurant operations, coupled with a vibrant 40 year old brand and a highly supportive and strong franchisee network. We believe that Arby’s will be able to significantly increase value through both organic growth and the acquisition of other restaurant companies.”

Goldman Sachs & Co. and Jefferies & Company acted as Triarc’s financial advisors and Paul, Weiss, Rifkind, Wharton & Garrison LLP acted as Triarc’s legal counsel in the Deerfield transaction.

Triarc is a holding company and, through its subsidiaries, is currently the franchisor of the Arby's restaurant system and the owner of approximately 94% of the voting interests, 64% of the capital interests and at least 52% of the profits interests in Deerfield, an asset management firm. The Arby's restaurant system is comprised of approximately 3,600 restaurants, of which, as of December 31, 2006, 1,061 were owned and operated by our subsidiaries. Deerfield, through its wholly-owned subsidiary Deerfield Capital Management LLC, is a Chicago-based asset manager offering a diverse range of fixed income and credit-related strategies to institutional investors with approximately $13.2 billion under management as of December 31, 2006.

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Notes to Follow

Notes To Press Release

1.

There can be no assurance that the sale of Deerfield will be completed, nor can there be any assurance that if the sale is completed that Deerfield will be successfully integrated with DFR’s existing operations. The description of the sale contained herein is only a summary and is qualified in its entirety by reference to the definitive agreements relating to the sale, copies of which will be filed by us with the Securities and Exchange Commission as exhibits to a Current Report on Form 8-K.

2.

The consideration to be received by Triarc is subject to adjustment if Triarc is required to satisfy certain “put rights” held by certain members of Deerfield’s management that require Triarc, under certain circumstances, to acquire those interests for cash at their fair market value.

3.

There can be no assurance that our corporate restructuring will be completed or the terms or timing of such completed restructuring. There can also be no assurance that the shares of DFR common stock to be received upon the sale of Deerfield will be distributed to our stockholders. In addition, there can be no assurance that any acquisitions of other restaurant companies will occur or that if any such acquisition occurs it will be successfully integrated with the Company’s existing restaurant operations.

4.

Certain statements in this press release that are not historical facts, including, most importantly, information concerning possible or assumed future results of operations of Triarc Companies, Inc. and its subsidiaries (collectively, “Triarc” or the “Company”) and statements preceded by, followed by, or that include the words ”may,” “believes,” “plans,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute ”forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). All statements that address operating performance, events or developments that are expected or anticipated to occur in the future, including statements relating to revenue growth, earnings per share growth or statements expressing general optimism about future operating results, are forward-looking statements within the meaning of the Reform Act. The forward-looking statements contained in this press release are based on our current expectations, speak only as of the date of this press release and are susceptible to a number of risks, uncertainties and other factors. Our actual results, performance and achievements may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. For all of our forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Reform Act. Many important factors could affect our future results and could cause those results to differ materially from those expressed in or implied by the forward-

looking statements contained herein. Such factors, all of which are difficult or impossible to predict accurately and many of which are beyond our control, include, but are not limited to, the following:

•	competition, including pricing pressures and the potential impact of competitors’ new units on sales by Arby’s® restaurants;

•	consumers’ perceptions of the relative quality, variety, affordability and value of the food products we offer;

•	success of operating initiatives;

•	development costs, including real estate and construction costs;

•	advertising and promotional efforts by us and our competitors;

•	consumer awareness of the Arby’s brand;

•	the existence or absence of positive or adverse publicity;

•	new product and concept development by us and our competitors, and market acceptance of such new product offerings and concepts;

•

changes in consumer tastes and preferences, including changes resulting from concerns over nutritional or safety aspects of beef, poultry, french fries or other foods or the effects of food-borne illnesses such as “mad cow disease” and avian influenza or “bird flu”

•	changes in spending patterns and demographic trends, such as the extent to which consumers eat meals away from home;

•	adverse economic conditions, including high unemployment rates, in geographic regions that contain a high concentration of Arby’s restaurants;

•	the business and financial viability of key franchisees;

•	the timely payment of franchisee obligations due to us;

•	availability, location and terms of sites for restaurant development by us and our franchisees;

•	the ability of our franchisees to open new restaurants in accordance with their development commitments, including the ability of franchisees to finance restaurant development;

•	delays in opening new restaurants or completing remodels;

•	the timing and impact of acquisitions and dispositions of restaurants;

•	our ability to successfully integrate acquired restaurant operations;

•	anticipated or unanticipated restaurant closures by us and our franchisees;

•	our ability to identify, attract and retain potential franchisees with sufficient experience and financial resources to develop and operate Arby’s restaurants successfully;

•	changes in business strategy or development plans, and the willingness of our franchisees to participate in our strategies and operating initiatives;

•	business abilities and judgment of our and our franchisees’ management and other personnel;

•	availability of qualified restaurant personnel to us and to our franchisees, and our and our franchisees’ ability to retain such personnel;

•

our ability, if necessary, to secure alternative distribution of supplies of food, equipment and other products to Arby’s restaurants at competitive rates and in adequate amounts, and the potential financial impact of any interruptions in such distribution;

•	changes in commodity (including beef and chicken), labor, supply, distribution and other operating costs;

•	availability and cost of insurance;

•	adverse weather conditions;

•

significant reductions in our client assets under management (which would reduce our advisory fee revenue), due to such factors as weak performance of our investment products (either on an absolute basis or relative to our competitors or other investment strategies), substantial illiquidity or price volatility in the fixed income instruments that we trade, loss of key portfolio management or other personnel (or lack of availability of additional key personnel if needed for expansion), reduced investor demand for the types of investment products we offer, loss of investor confidence due to adverse publicity, and non-

renewal or early termination of investment management agreements;

•	increased competition from other asset managers offering products similar to those we offer;

•	pricing pressure on the advisory fees that we can charge for our investment advisory services;

•

difficulty in increasing assets under management, or efficiently managing existing assets, due to market-related constraints on trading capacity, inability to hire the necessary additional personnel or lack of potentially profitable trading opportunities;

•

our removal as investment manager of one or more of the collateral debt obligation vehicles (CDOs) or other accounts we manage, or the reduction in our CDO management fees because of payment defaults by issuers of the underlying collateral or the triggering of certain structural protections built into CDOs;

•	availability, terms (including changes in interest rates) and effective deployment of capital;

•

changes in legal or self-regulatory requirements, including franchising laws, investment management regulations, accounting standards, environmental laws, overtime rules, minimum wage rates and taxation rates;

•	the costs, uncertainties and other effects of legal, environmental and administrative proceedings;

•	the impact of general economic conditions on consumer spending or securities investing, including a slower consumer economy and the effects of war or terrorist activities; and

•

other risks and uncertainties affecting us and our subsidiaries referred to in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (see especially “Item 1A. Risk Factors” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations”) and in our other current and periodic filings with the Securities and Exchange Commission

5.

The statements in this press release concerning Deerfield Triarc Capital Corp. (“DFR”) that are not historical facts, including, most importantly, information concerning possible or assumed future results of operations of DFR and statements preceded by, followed by, or that include the words "may," "believes," "plans," "expects," "anticipates" or the negation thereof, or similar expressions, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). All statements that address operating performance, events or developments that are expected or anticipated to occur in the future, including statements related to revenue growth, earnings per share growth or statements expressing general optimism about future operating results, are forward-looking statements within the meaning of the Reform Act. The forward-looking statements relating to DFR are based on DFR’s current expectations, speak only as of the date of this press release and are susceptible to a number of risks, uncertainties and other factors. DFR’s actual results, performance and achievements may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. For those statements, we claim the protection of the safe harbor for forward- looking statements contained in the Reform Act. Many important factors could affect DFR’s future results and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Such factors include higher than expected prepayment rates on the mortgages underlying DFR’s mortgage securities holdings; DFR’s inability to obtain favorable interest rates or margin terms on the financing that DFR may need to leverage its mortgage securities and other positions; increased rates of default on DFR’s loan portfolio (which risk rises as the portfolio seasons), and decreased recovery rates on defaulted loans; flattening or inversion of the yield curve (short term rates increasing at greater rate than longer term rates), reducing DFR’s net interest income on its financed mortgage securities positions; DFR’s inability adequately to hedge DFR’s holdings sensitive to changes in interest rates; narrowing of credit spreads, thus decreasing DFR’s net interest income on future credit investments (such as bank loans); changes in REIT qualification requirements, making it difficult for DFR to conduct its investment strategy; lack of availability of qualifying real estate-related investments; a loss of key portfolio management personnel; DFR’s inability to continue to issue collateralized debt obligation vehicles (which can provide DFR with attractive financing for its debt securities investments); adverse changes in accounting principles, tax law, or legal/regulatory requirements; competition with other REITs for investments with limited supply; changes in the general economy or the debt markets in which DFR invests; and other risks and uncertainties disclosed from time to time in DFR’s filings with the Securities and Exchange Commission, all of which are difficult or impossible to predict accurately and all of which are beyond our control.

6.   All future written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. We assume no obligation to update any forward-looking statements after the date of this press release as a result of new information, future events or developments, except as required by federal securities laws. In addition, it is our policy generally not to make any specific projections as to future earnings, and we do not endorse any projections regarding future performance that may be made by third parties.